                             LETTER OF TRANSMITTAL

                             CKE RESTAURANTS, INC.

                       OFFER TO EXCHANGE ALL OUTSTANDING
                   9 1/8% SENIOR SUBORDINATED NOTES DUE 2009

                                      FOR

                   9 1/8% SENIOR SUBORDINATED NOTES DUE 2009
             PURSUANT TO THE PROSPECTUS DATED                , 1999

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON                , 1999, UNLESS THE EXCHANGE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").

     The Exchange Agent for the Exchange Offer is:

          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION

                      By Mail, Hand or Overnight Delivery:
          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION
                 c/o Chase Bank of Texas, National Association
                            Corporate Trust Services
                          1201 Main Street, 18th Floor
                                Dallas, TX 75202
                     Attention: Frank Ivins (CONFIDENTIAL)

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (214) 672-5746

                             Confirm by Telephone:
                           Frank Ivins (214) 672-5678

     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above will not constitute a valid delivery.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof the undersigned acknowledges receipt of the Prospectus
dated             , 1999 (the "Prospectus"), of CKE Restaurants, Inc., a
Delaware corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 1/8% Series B Subordinated Notes due 2009 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act") pursuant to a Registration Statement of which the Prospectus forms a part, for each $1,000 principal amount of its outstanding
9 1/8% Senior Subordinated Notes due 2009 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

     This Letter of Transmittal is to be completed by holders of Old Notes either if certificates representing Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by Chase Manhattan Bank and Trust Company, National Association (the "Exchange Agent") at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the Prospectus under the heading "The Exchange
Offer -- Procedures for Tendering." Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

     Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender the Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures."

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

---------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OLD NOTES
---------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF HOLDER(S)              CERTIFICATE           AGGREGATE PRINCIPAL AMOUNT OF OLD
             (PLEASE FILL IN IF BLANK)                    NUMBER(S)*          NOTES TENDERED (IF LESS THAN ALL)**
---------------------------------------------------------------------------------------------------------------------
                                                                                               $
                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

                                                     ---------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
              Total Principal Amount of Old Notes Tendered:                                    $
---------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.
---------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
                                 -----------------------------------------------

   DTC Book-Entry Account Number:
                                 -----------------------------------------------

   Transaction Code Number:
                           -----------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name of Holder of Old Notes:
                                    --------------------------------------------

        Window Ticket Number (if any):
                                      ------------------------------------------

        Date of Execution of Notice of Guaranteed Delivery:
                                                           ---------------------

        Name of Eligible Institution which Guaranteed Delivery:
                                                               -----------------

 If Guaranteed Delivery is to be made by Book-Entry Transfer:

        Name of Tendering Institution:
                                      ------------------------------------------

        DTC Book-Entry Account Number:
                                      ------------------------------------------

        Transaction Code Number:
                                ------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND ANY NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions of the Exchange Offer. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such Old Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to: (a) deliver such Old Notes in registered certificated form, or transfer ownership of such Old Notes through book-entry transfer at the DTC, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of New Notes; and (b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Old Notes tendered hereby in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for the Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in, a distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned also acknowledges that the Company is making this Exchange Offer in reliance on the position of the staff of the Securities and Exchange Commission (the "Commission"), as set forth in certain interpretive letters issued to third parties in other transactions. Based on the Commission interpretations, the Company believes that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the provisions of the Securities Act) without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement with any person to participate in the distribution of such New Notes. However, the Company does not intend to request the Commission to consider, and the Commission has not considered, the Exchange Offer in the context of an interpretive letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (a "Participating Broker-Dealer"), it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     Unless otherwise indicated in the box entitled "Special Issuance Instruction" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and will be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Notes are surrendered by Holder(s) that have completed either the box entitled "Special Issuance Instruction" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 3).

     To be completed ONLY if the New Notes are to be issued in the name of someone other than the undersigned or are to be delivered to someone other than the undersigned or to the undersigned at an address other than that provided above.

------------------------------------------------------------
------------------------------------------------------------

        SPECIAL ISSUANCE INSTRUCTIONS                          SPECIAL DELIVERY INSTRUCTIONS

Issue New Notes to:                                    Deliver New Notes to:

Name                                                   Name
  (PLEASE PRINT: FIRST, MIDDLE & LAST NAME)              (PLEASE PRINT: FIRST, MIDDLE & LAST NAME)

Address                                                Address
             (NUMBER AND STREET)                                    (NUMBER AND STREET)

----------------------------------------------         ----------------------------------------------
          (CITY, STATE AND ZIP CODE)                             (CITY, STATE AND ZIP CODE)

----------------------------------------------
 (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

------------------------------------------------------------
------------------------------------------------------------

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, A FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

 -------------------------------------------------------------------------------------------------------
                                             PLEASE SIGN HERE
                               (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                              OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE
                                   BEING PHYSICALLY DELIVERED HEREWITH)

 X                                                     Date:
 X                                                     Date:
                               Signature of Owner
      If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the holder(s)
 of Old Notes exactly as the name(s) of the holder(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become (a) holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.
 Name(s):                                              Address:
            (Please Print)                                       (Include Zip Code)
 Capacity:                                             Telephone Number:
                                                                 (Include Area Code)

                             SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
                    CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

 Signature(s) Guaranteed by:
 (Authorized Signature)
 (Title of Officer Signing this Guarantee)
 (Name of Eligible Institution Guaranteeing Signatures -- Please Print)
 (Address and Telephone Number of Eligible Institution Guaranteeing Signatures)
 Date:
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                            PLEASE COMPLETE SUBSTITUTE FORM W-9
---------------------------------------------------------------------------------------------------------------------------

         SUBSTITUTE             PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT       Social Security Number
          FORM W-9              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.        OR ------------------------------
                                                                                          Employer Identification Number
                               ------------------------------------------------------------------------------------------

                               PART 2 -- Certificates -- Under penalties of perjury, I certify that:
      DEPARTMENT               (1) The number shown on this form is my correct Taxpayer Identification Number (or I
    OF THE TREASURY            am waiting for a number to be issued to me); and
INTERNAL REVENUE SERVICE       (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                   "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer
                                   subject to backup withholding.                                                  [ ]
                              ----------------------------------------------------------------------------------------

                                   CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being
                                   notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                                   SIGNATURE
                                                                                                              PART 3
  PAYER'S REQUEST FOR TAXPAYER
  IDENTIFICATION NUMBER (TIN)      DATE                                                              Awaiting TIN  [ ]
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO OLD NOTES TENDERED IN CONNECTION WITH THE EXCHANGE OFFER. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

SIGNATURE ____________________________ DATE  ____________________________

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER OF CKE RESTAURANTS, INC. TO EXCHANGE ITS 9 1/8% SENIOR SUBORDINATED NOTES DUE 2009 FOR ALL OF ITS OUTSTANDING 9 1/8% SENIOR SUBORDINATED NOTES DUE 2009

 1. DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be completed by holders of Old Notes either if certificates for Old Notes are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" section of the Prospectus. Physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

     Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates for Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution, (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of Old Notes, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates for the tendered Old Notes, or a Book-Entry Confirmation of such Old Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed documents required by the Letter of Transmittal, as well as the certificates for the tendered Old Notes in proper form for transfer (or Book-Entry Confirmation of such Old Notes into the Exchange Agent's account at
DTC) must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery and Letter of Transmittal relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. See "The Exchange Offer" section of the Prospectus.

     DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY.

 2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than the entire principal amount of any submitted Old Note is to be tendered, the tendering holder(s) should fill in the aggregate principal amount to be tendered in the box above entitled "Description of Old Notes -- Aggregate Principal Amount of Old Notes Tendered." A reissued certificate representing the balance of non-tendered principal of any submitted Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. THE ENTIRE PRINCIPAL AMOUNT OF ANY OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

 3. SIGNATURES ON THIS LETTER, ASSIGNMENTS AND ENDORSEMENT; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Old Notes without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several Old Notes, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of the submitted Old Notes or separate instruments of assignment are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder(s), then endorsements of any Old Notes transmitted hereby or separate instruments of assignment are required. Signatures on such Old Notes must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Old Notes specified herein, such Old Notes must be endorsed or accompanied by appropriate instruments of assignment, in either case signed exactly as the name of the registered holder appears on the Old Notes and the signatures on such Old Notes must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Old Notes or instruments of assignment are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on Old Notes or signatures on instruments of assignment required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the book-entry transfer facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

 4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the Employer Identification or Social Security Number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that New Notes and Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such New Notes and Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Old Notes," as the case may be.

 5. TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which, in the case of a tendering holder who is an individual, is his or her Social Security Number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth above, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Notice of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

 6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

 7. DETERMINATION OF VALIDITY/WAIVER OF CONDITIONS.

     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

 8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

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 9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

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